UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – October 28, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1727 West Broadway, Suite 400 Vancouver, British Columbia	V6J 4S5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 738-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On October 28, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that three posters were presented at the 20th European Organization for Research and Treatment of Cancer (EORTC) – National Cancer Institute (NCI) - American Association for Cancer Research (AACR) Symposium on Molecular Targets and Cancer Therapeutics held in Geneva, Switzerland, October 21-24, 2008.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Walter Korz Walter Korz, President & Chief Executive Officer

Exhibit 99.1

TSX: CTI & OTCBB: CHKT

FOR IMMEDIATE RELEASE

CHEMOKINE THERAPEUTICS ANNOUNCES THREE POSTERS PRESENTED ON ITS LEAD COMPOUND, CTCE-9908, AT THE 2008 EORTC-NCI-AACR MOLECULAR TARGETS AND CANCER THERAPEUTICS CONFERENCE

Vancouver, BC (October 28, 2008) – Chemokine Therapeutics Corp. (“Chemokine Therapeutics” or the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular disease today announced that three posters were presented at the 20th European Organization for Research and Treatment of Cancer (EORTC) – National Cancer Institute (NCI) - American Association for Cancer Research (AACR) Symposium on Molecular Targets and Cancer Therapeutics held in Geneva, Switzerland, October 21-24, 2008.

The first poster entitled “Final results of a Phase I/II study of CTCE-9908, a novel anti-cancer agent that inhibits CXCR4, in patients with advanced solid cancers” was presented by Dr. Sebastien Hotte, Principal Investigator, Juravinski Cancer Center, on October 23, 2008.  The investigator concluded from the study that administration of CTCE-9908 was well tolerated in patients with only mild irritation at the injection site. Preliminary evidence of potential efficacy was observed in the form of patients with reductions in blood markers of cancer and some patients demonstrating stable disease with therapy.

The second poster entitled “A clinical chemistry approach for identifying biomarkers as surrogate endpoints in therapy directed against chemokine mediated metastasis” was presented by Dr. Patricia Moretto on behalf of Dr. Peter Kavsak, McMaster University, on October 22, 2008.  The data is derived from a subgroup of patients from the Phase I/II study described above. Two blood proteins related to cell migration and its inhibition were found to be elevated in patients that responded to CTCE-9908. This observation may demonstrate metastatic growth that’s more dependent on the SDF-1/CXCR4 pathway targeted by CTCE-9908, and may offer a possible mechanism contributing to the action of CTCE-9908.

The third poster entitled “Inhibition of CXCR4 reduces breast cancer xenograft metastasis to multiple organs” was presented by Dr. Donald Wong, VP Drug Development, Chemokine Therapeutics Corp, on behalf of Dr. Danny Welch, President of the Metastasis Research Society 2006-2008 and Professor of Pathology, Cell Biology and Pharmacology/Toxicology, University of Alabama at Birmingham on October 22, 2008.  The study involved a preclinical model utilizing injection of human breast cancer cells to mimic the metastatic process. CTCE-9908 reduced metastasis to the lungs, bone, and other organs with a reduction in the number of metastases in the lung, heart, and other organs, as well as the size of the metastases in the lungs and bone.

“These posters produced by our collaborators continue to demonstrate the promising effects of CTCE-9908 inhibiting cancer growth and metastasis” stated Dr. Donald Wong, Vice President of Drug Development.

About CTCE-9908

CTCE-9908 is a peptide analog of the chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on many cancer cells as well as cancer support cells such as cells making up new blood vessels. This binding process is believed to be critical to cell migration.  The anti-migration property of CTCE-9908 is pivotal in not only reducing recruitment of support cells that allow survival and growth of the primary tumor, but also metastasis (or spread) of cancer cells to distant locations in the body, where they form secondary tumors. Approximately 90% of cancer deaths are due to metastasis and disease progression. We believe that CTCE-9908 has the potential to shrink the primary tumor and delay the occurrence of new tumors due to its anti-angiogenic properties and anti-metastatic activity.

About the Symposium on Molecular Targets and Cancer Therapeutics

This symposium, hosted by EORTC, NCI and AACR, brought together academics and scientists and representatives from the pharmaceutical industry to discuss innovation in drug development, target selection, and the impact of new discoveries in molecular and cell biology. Understanding the pathways and mechanisms which cause cancer and regulate the biological behaviour of tumor cells has lead to the development of numerous new agents and innovative targets for clinical trials. This conference has been organized to reflect the many recent advances in the early development of promising new compounds, which are in different levels of preclinical and clinical development. It brought together delegates from all over the world igniting a huge exchange of information and promoting and developing global partnerships in translational research. The conference has been developed to ensure the maximum amount of interaction and discussion.

About the American Association for Cancer Research

The American Association for Cancer Research (AACR) is a nonprofit scientific society of nearly 27,000 laboratory, translational, and clinical cancer researchers whose mission is to prevent and cure cancer through research, education, and communication.

About the National Cancer Institute

The National Cancer Institute (NCI), founded in 1971, is the principal government agency in the United States charged with coordinating the national effort against cancer. It facilitates international cooperation in clinical trials involving U.S. and foreign collaborating institutions.

About the European Organization for Research and Treatment of Cancer

The European Organization for Research and Treatment of Cancer (EORTC) is an international non-profit research organization created in 1962. The mission of the EORTC is to conduct, develop, coordinate and stimulate translational and clinical research in Europe, and to improve the management of cancer and related problems by increasing the survival and quality of life for patients.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 738-6644 or 1-888-822-0305 Fax: (604) 738-6645 E-mail: devans@chemokine.net Internet: www.chemokine.net